Assessment of liquidity and management's plans	12 Months Ended
Dec. 31, 2018
Corporate Information And Statement Of IFRS Compliance [Abstract]
Assessment of liquidity and management's plans
2 Assessment of liquidity and management's plans
Since inception, the Company has incurred significant expenses in its efforts to develop and commercialize products. Consequently, the Company has incurred operating losses and negative cash flow from operations historically and in each of the last several years except for the year ended December 31, 2018 when the Company earned revenue from the sale of a license for the adult indication of MacrilenTM (macimorelin) in the United States and Canada (note 6). As at December 31, 2018, the Company had an accumulated deficit of $310 million.
The Company has $14,512 of cash and cash equivalents as at December 31, 2018, and management believes it has sufficient liquidity to meet its current obligations of $5,596 and continue its planned level of expenses for at least, but not limited to the next twelve months from the date of issuance of these consolidated financial statements. The Company is focused on managing its operating expenses, and has the discretion to limit research and development costs, administrative expenses and capital expenditures in order to maintain its liquidity, until such time that additional sources of funding can be obtained. The Company’s principal focus is on the licensing and development of MacrilenTM (macimorelin) and it currently does not have any other approved product. In January 2018, the Company signed a license and assignment agreement with Strongbridge Ireland Ltd., which as of December 19, 2018 is a wholly-owned subsidiary of Novo Nordisk A/S (“Novo”), to carry out development, manufacturing, registration and commercialization of MacrilenTM (macimorelin) in the U.S. and Canada (the “License and Assignment Agreement”) (see note 6). Consistent with Strongbridge, Novo is funding 70% of the pediatric clinical trial submitted to the EMA and FDA, the Company's sole development priority.
On March 12, 2019, the Company announced that its board of directors has formed a special committee of independent directors (the "Special Committee") to review strategic options available to the Company. The Special Committee has approved the engagement by the Company of a financial advisor that is working with management to assist the Special Committee and the board of directors in considering a wide range of transactions (including opportunities for the license of MacrilenTM (macimorelin) outside of the United States and Canada, or other monetization transactions relating to MacrilenTM (macimorelin). Management has evaluated whether material uncertainties exist relating to events or conditions as described in Note 4 and has considered the following in making that critical judgment.
The Company’s current operating budget and cash flows from operating activities in 2019 are expected to decline compared with 2018, however, the Company believes it will experience an increase in its royalty income, which, when combined with its forecasted cash flows, the Company believes will provide sufficient liquidity to finance operations and meet its commitments for at least, but not limited to, twelve months from the date of approval of these financial statements.